Exhibit 99.1

For Financial Inquiries Contact:
Pieter Van der Vorst
pieter@sybase.com
(925) 236-4579

For Press Inquiries Contact:
Leslie Nakajima
leslie.nakajima@sybase.com
(925) 236-8650

SYBASE BEATS THIRD QUARTER PRO FORMA EPS ESTIMATES

Mobile and Wireless Business Grows 30 Percent Year-Over-Year

Database License Revenue Up 11 Percent Year-Over-Year

DUBLIN, Calif. – October 28, 2003 – Sybase, Inc. (NYSE: SY), a leading provider of enterprise infrastructure and wireless software, today announced net income on a pro forma basis for the third quarter was $27.2 million, or earnings per share of $0.28 on a diluted basis (EPS), exceeding First Call consensus EPS estimates of $0.25. Net income for the third quarter calculated in accordance with generally accepted accounting principles (GAAP) was $22.0 million, or EPS of $0.23.

     For the same period in 2002, pro forma net income was $25.2 million, or EPS of $0.26, and net income on a GAAP basis was $11.3 million, or EPS of $0.12.

     Total revenues for the third quarter 2003 were $193.8 million, including license fees of $68.5 million.

     Pro forma amounts exclude amortization of purchased intangibles, stock-based compensation expense, restructuring charges and the related income tax effects. A detailed reconciliation of pro forma and GAAP amounts in this release is set forth in the attached financial exhibits, along with full details of the company’s financial results.

     “We are very encouraged by the signs of renewed IT spending,” said John Chen, chairman, president and CEO of Sybase, Inc. “Our database business grew 11 percent over last year thanks in part to the release of our new ASE 12.5.1 database. The 30 percent increase year-over-year in our mobile and wireless business is a solid indicator of market share gain. Our Unwired Enterprise initiative is also gaining ground as a growing number of larger enterprises express interest in Sybase’s mobile and wireless solutions.”

Balance Sheet and Other Data

     For the period ended September 30, 2003, Sybase reported $506 million in cash and cash investments, including restricted cash of $7.9 million. This is the highest cash balance in the company’s history. The company generated $27.2 million in cash flow from operations in the third quarter bringing total year-to-date cash flow from operations to $147.1 million.

     Days sales outstanding for the three months ended September 30, 2003 was 51 days, compared with 59 days for the three months ended June 30, 2003.

About Sybase, Inc.

     Sybase enables the Unwired Enterprise by delivering enterprise and mobile infrastructure, integration and application software solutions. Organizations can attain maximum value from their data assets by getting the right information to the right people at the right time and place. The world’s most critical data in commerce, finance, government, healthcare and defense runs on Sybase. For more information, visit the Sybase Web site: http://www.sybase.com.

# # # #

Forward-looking Statements: Statements in this release concerning Sybase, Inc., its subsidiaries and their respective prospects and future growth are forward-looking statements that involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by such forward-looking statements include general business conditions; sales productivity; possible disruptive effects of organizational or personnel changes; political unrest or acts of war; market acceptance of the company’s products and services; customer and industry analyst perception of the company and its technology vision and future prospects; rapid technological changes; competitive factors; unanticipated delays in scheduled product availability dates; interoperability of the company’s products with other leading software application products; volatility of the stock markets generally; actual market growth rates in the mobile and wireless, client/server and Internet software markets; and other factors discussed in Sybase, Inc.’s reports filed with the Securities Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2002, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

Sybase Third Quarter 2003 Selected Highlights

Mobile and wireless, database and enterprise applications, and partnerships represented the bulk of the announcements made by Sybase in the third quarter of 2003.

Mobile & Wireless:

•	Sybase joined the Wi-Fi Alliance, taking an active role in establishing industry-wide standards for the rapidly expanding market.
http://www.sybase.com/detail/1,6904,1025573,00.html

•	Announced that an IDC report found iAnywhere Solutions, Inc. is the leader in mobile middleware technology with higher revenues and market share than nearly 20 competitors.
http://www.ianywhere.com/press_releases/lead_mobile_middleware.html

Database & Enterprise Applications:

•	Sybase deepened its support for enterprise-class computing on Linux with the opening of its Linux Competency Center in New York.
http://www.sybase.com/detail/1,6904,1025309,00.html

•	Launched general availability of Sybase Adaptive Server® Enterprise 12.5.1, with increased system performance and advanced Web Services and XML support.
http://www.sybase.com/detail/1,6904,1026395,00.html

•	Announced general availability of Pocket PowerBuilder™, an integrated application development product designed to create mobile and wireless enterprise applications.
http://www.sybase.com/detail/1,6904,1025574,00.html

Partnerships:

•	Forged a new strategic partnership with Fujitsu Software Corp. that will enhance customer value through joint product initiatives.
http://www.sybase.com/detail/1,6904,1025592,00.html

•	Launched a managed services offering with BearingPoint, Inc. that will deliver high-performance management of enterprise processes, applications and IT infrastructure. http://www.sybase.com/detail/1,6904,1025592,00.html

•	Signed an agreement with TIBCO Software, Inc. to develop and deliver Sybase Real-time Services, allowing customers to improve business performance.
http://www.sybase.com/detail/1,6904,1025590,00.html

Global Reach:

•	Sybase and Shanghai University (SHU) announced the official opening of the Sybase SHU e-Information (Shanghai) Co., Ltd., also known as the Sybase-Shanghai Information Technology (IT) Institute, and awarded Sybase CEO John Chen the prestigious title of Honorary Professor.
http://www.sybase.com/detail/1,6904,1026314,00.html

•	Won the “Best Customer Satisfaction Award” from the China Center of Information Industry Development Consulting Co. Ltd., for the third year in a row.
http://www.sybase.com/detail/1,6904,1026070,00.html

Awards & Benchmarking:

•	Ranked among the top three vendors in integration and Web Services by leading European market analyst firm the Butler Group.
http://www.sybase.com/detail?id=1025591

•	Produced market-leading TPC-H benchmark results, rating the Sun hardware/Sybase IQ configuration Number One for storage efficiency, price/ performance and total cost of ownership.
http://www.sun.com/smi/press/sunflash/2003-09/sunflash.20030917.2.html

SYBASE, INC.
RECONCILIATION TO PRO FORMA
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (1)
(UNAUDITED)

	Three Months Ended September 30, 2003				Three Months Ended September 30, 2002

		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$68,481	—		$68,481	$78,754	—		$78,754
Services	125,349	—		125,349	124,255	—		124,255

Total revenues	193,830	—		193,830	203,009	—		203,009
Costs and expenses:
Cost of license fees	15,537	(3,831	) a	11,706	12,766	(3,731	) a	9,035
Cost of services	40,652	—		40,652	46,524	—		46,524
Sales and marketing	59,270	—		59,270	65,865	—		65,865
Product development and engineering	29,045	—		29,045	28,046	—		28,046
General and administrative	20,280	—		20,280	20,819	—		20,819
Amortization of other purchased intangibles	500	(500	) a	—	500	(500	) a	—
Stock compensation expense	695	(695	) b	—	497	(497	) b	—
Cost of restructure	1,270	(1,270	) c	—	6,334	(6,334	) c	—

Total costs and expenses	167,249	(6,296)		160,953	181,351	(11,062)		170,289

Operating income	26,581	6,296		32,877	21,658	11,062		32,720
Interest income and expense and other, net (3)	6,270	—		6,270	3,250	—		3,250

Income before income taxes and cumulative effect of an accounting change	32,851	6,296		39,147	24,908	11,062		35,970
Provision for income taxes	10,841	1,099	d	11,940	13,561	(2,770	) d	10,791

Income before cumulative effect of an accounting change	22,010	5,197		$27,207	11,347	13,832		25,179
Cumulative effect of an accounting change to adopt FAS 142	—	—	e	—	—	—	e	—

Net income (loss)	$22,010	$5,197		$27,207	$11,347	$13,832		$25,179

Income per share before cumulative effect of an accounting change	$0.23	$0.06		$0.29	$0.12	$0.14		$0.26
Cumulative effect of an accounting change	—	—		—	—	—		—

Basic net income (loss) per share	$0.23	$0.06		$0.29	$0.12	$0.14		$0.26

Shares used in computing basic net income (loss) per share	94,525	94,525		94,525	96,292	96,292		96,292

Income per share before cumulative effect of an accounting change	$0.23	$0.05		$0.28	$0.12	$0.14		$0.26
Cumulative effect of an accounting change	—	—		—	—	—		—

Diluted net income (loss) per share	$0.23	$0.05		$0.28	$0.12	$0.14		$0.26

Shares used in computing diluted net income (loss) per share	97,437	97,437		97,437	98,432	98,432		98,432

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring from prior restructuring activities because we do not believe they are indicative of our core business. For the sake of consistency and clarity in our financial reporting, we will continue to include the cost of prior restructuring activity as a pro forma adjustment in our financial statements until the related charges and liabilities are completely settled. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) cost of restructuring charges; (d) income tax effect of proforma adjustments, (e) cumulative effect of an accounting change.

(3)	Non-recurring gain in interest income and expense and other, net

Interest income and expense and other, net for the three and nine months ended September 30, 2003 includes a gain of approximately $3.2 million relating to the realization of a note receivable originally generated from the sale of our SLI Swiss subsidiaries.

SYBASE, INC.
RECONCILIATION TO PRO FORMA
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (1)
(UNAUDITED)

	Nine Months Ended September 30, 2003				Nine Months Ended September 30, 2002

		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$193,252	—		$193,252	$240,051	—		$240,051
Services	374,157	—		374,157	379,257	—		379,257

Total revenues	567,409	—		567,409	619,308	—		619,308
Costs and expenses:
Cost of license fees	44,055	(11,426	) a	32,629	37,455	(11,193	) a	26,262
Cost of services	120,526	—		120,526	146,953	—		146,953
Sales and marketing	177,432	—		177,432	203,714	—		203,714
Product development and engineering	88,311	—		88,311	87,515	—		87,515
General and administrative	62,851	—		62,851	63,510	—		63,510
Amortization of other purchased intangibles	1,500	(1,500	) a	—	1,500	(1,500	) a	—
Stock compensation expense	2,083	(2,083	) b	—	1,491	(1,491	) b	—
Cost of restructure	9,018	(9,018	) c	—	5,424	(5,424	) c	—

Total costs and expenses	505,776	(24,027)		481,749	547,562	(19,608)		527,954

Operating income	61,633	24,027		85,660	71,746	19,608		91,354
Interest income and expense and other, net (3)	12,237	—		12,237	11,689	—		11,689

Income before income taxes and cumulative effect of an accounting change	73,870	24,027		97,897	83,435	19,608		103,043
Provision for income taxes	24,327	7,000	d	31,327	35,877	(4,964	) d	30,913

Income before cumulative effect of an accounting change	49,543	17,027		$66,570	47,558	24,572		72,130
Cumulative effect of an accounting change to adopt FAS 142	—	—	e	—	(132,450)	132,450	e	—

Net income (loss)	$49,543	$17,027		$66,570	$(84,892)	$157,022		$72,130

Income per share before cumulative effect of an accounting change	$0.53	$0.18		$0.71	$0.49	$0.25		$0.74
Cumulative effect of an accounting change	—	—		—	(1.36)	1.36		—

Basic net income (loss) per share	$0.53	$0.18		$0.71	$(0.87)	$1.61		$0.74

Shares used in computing basic net income (loss) per share	94,223	94,223		94,223	97,651	97,651		97,651

Income per share before cumulative effect of an accounting change	$0.51	$0.18		$0.69	$0.47	$0.25		$0.72
Cumulative effect of an accounting change	—	—		—	(1.31)	1.31		—

Diluted net income (loss) per share	$0.51	$0.18		$0.69	$(0.84)	$1.56		$0.72

Shares used in computing diluted net income (loss) per share	96,694	96,694		96,694	100,488	100,488		100,488

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring from prior restructuring activities because we do not believe they are indicative of our core business. For the sake of consistency and clarity in our financial reporting, we will continue to include the cost of prior restructuring activity as a pro forma adjustment in our financial statements until the related charges and liabilities are completely settled. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) cost of restructuring charges; (d) income tax effect of proforma adjustments, (e) cumulative effect of an accounting change.

(3)	Non-recurring gain in interest income and expense and other, net

Interest income and expense and other, net for the three and nine months ended September 30, 2003 includes a gain of approximately $3.2 million relating to the realization of a note receivable originally generated from the sale of our SLI Swiss subsidiaries.

SYBASE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
(In thousands, except share and per share data)	2003	2002
	(Unaudited)
Current assets:
Cash and cash equivalents	$339,296	$231,267
Short-term investments	75,645	63,740

Total cash, cash equivalents and short-term cash investments	414,941	295,007
Restricted cash	4,450	5,653
Accounts receivable, net	109,060	169,193
Deferred income taxes	20,153	20,097
Other current assets	16,559	14,669

Total current assets	565,163	504,619
Long-term cash investments	83,224	92,173
Restricted long-term cash investments	3,400	—
Property, equipment and improvements, net	63,610	70,402
Deferred income taxes	49,215	46,295
Capitalized software, net	63,247	62,266
Goodwill, net	151,802	136,826
Other purchased intangibles, net	43,046	50,473
Other assets	36,234	29,695

Total assets	$1,058,941	$992,749

Current liabilities:
Accounts payable	$11,831	$13,085
Accrued compensation and related expenses	31,667	36,671
Accrued income taxes	42,413	34,023
Other accrued liabilities	94,225	112,468
Deferred revenue	192,983	200,458

Total current liabilities	373,119	396,705
Other liabilities	14,004	10,641
Minority interest	5,029	5,029
Stockholders’ equity:
Preferred stock, $0.001 par value, 8,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 200,000,000 shares authorized; 105,337,362 shares issued (2002 - 105,337,362)	105	105
Additional paid-in capital	933,657	929,064
Accumulated deficit	(160,402)	(189,936)
Other comprehensive income/(loss)	13,289	(8,673)
Less: Cost of treasury stock (8,640,205 shares and 2002 - 10,677,306)	(113,976)	(146,816)
Unearned compensation	(5,884)	(3,370)

Total stockholders’ equity	666,789	580,374

Total liabilities and stockholders’ equity	$1,058,941	$992,749

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

(In thousands, except per share data)	2003	2002	2003	2002

Revenues:
License fees	$68,481	$78,754	$193,252	$240,051
Services	125,349	124,255	374,157	379,257

Total revenues	193,830	203,009	567,409	619,308
Costs and expenses:
Cost of license fees	15,537	12,766	44,055	37,455
Cost of services	40,652	46,524	120,526	146,953
Sales and marketing	59,270	65,865	177,432	203,714
Product development and engineering	29,045	28,046	88,311	87,515
General and administrative	20,280	20,819	62,851	63,510
Amortization of other purchased intangibles	500	500	1,500	1,500
Stock compensation expense	695	497	2,083	1,491
Cost of restructure	1,270	6,334	9,018	5,424

Total costs and expenses	167,249	181,351	505,776	547,562

Operating income	26,581	21,658	61,633	71,746
Interest income and expense and other, net (1)	6,270	3,250	12,237	11,689

Income before income taxes and cumulative effect of an accounting change	32,851	24,908	73,870	83,435
Provision for income taxes	10,841	13,561	24,327	35,877

Income before cumulative effect of an accounting change	22,010	11,347	49,543	47,558
Cumulative effect of an accounting change to adopt FAS 142	—	—	—	(132,450)

Net income (loss)	$22,010	$11,347	$49,543	$(84,892)

Income per share before cumulative effect of an accounting change	$0.23	$0.12	$0.53	$0.49
Cumulative effect of an accounting change	—	—	—	(1.36)

Basic net income (loss) per share	$0.23	$0.12	$0.53	$(0.87)

Shares used in computing basic net income (loss) per share	94,525	96,292	94,223	97,651

Income per share before cumulative effect of an accounting change	$0.23	$0.12	$0.51	$0.47
Cumulative effect of an accounting change	—	—	—	(1.31)

Diluted net income (loss) per share	$0.23	$0.12	$0.51	$(0.84)

Shares used in computing diluted net income (loss) per share	97,437	98,432	96,694	100,488

(1)	Non-recurring gain in interest income and expense and other, net

Interest income and expense and other, net for the three and nine months ended September 30, 2003 includes a gain of approximately $3.2 million relating to the realization of a note receivable originally generated from the sale of our SLI Swiss subsidiaries.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
PRO FORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE,
AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,

(In thousands, except per share data)	2003	2002	2003	2002

Revenues:
License fees	$68,481	$78,754	$193,252	$240,051
Services	125,349	124,255	374,157	379,257

Total revenues	193,830	203,009	567,409	619,308
Costs and expenses:
Cost of license fees	11,706	9,035	32,629	26,262
Cost of services	40,652	46,524	120,526	146,953
Sales and marketing	59,270	65,865	177,432	203,714
Product development and engineering	29,045	28,046	88,311	87,515
General and administrative	20,280	20,819	62,851	63,510

Total costs and expenses	160,953	170,289	481,749	527,954

Operating income	32,877	32,720	85,660	91,354
Interest income and expense and other, net (1)	6,270	3,250	12,237	11,689

Income before income taxes	39,147	35,970	97,897	103,043
Provision for income taxes	11,940	10,791	31,327	30,913

Net income	$27,207	$25,179	$66,570	$72,130

Basic net income per share	$0.29	$0.26	$0.71	$0.74

Shares used in computing basic net income per share	94,525	96,292	94,223	97,651

Diluted net income per share	$0.28	$0.26	$0.69	$0.72

Shares used in computing diluted net income per share	97,437	98,432	96,694	100,488

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., and AvantGo Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

(1)	Non-recurring gain in interest income and expense and other, net

Interest income and expense and other, net for the three and nine months ended September 30, 2003 includes a gain of approximately $3.2 million relating to the realization of a note receivable originally generated from the sale of our SLI Swiss subsidiaries.

SYBASE , INC.
CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003
(UNAUDITED)

	Infrastructure	iAnywhere	Financial		Consolidated
(In thousands, except per share data)	Platform Group	Solutions, Inc.	Fusion, Inc.	Eliminations	Total

Revenues:
License fees
Enterprise	$38,459	$11	$—	$—	$38,470
E-Business	9,224	—	—	—	9,224
Mobile and Embedded	7,208	9,160	—	—	16,368
E-Finance	236	—	1,098	—	1,334
Datawarehouse	3,085	—	—	—	3,085

Subtotal license fees	58,212	9,171	1,098	—	68,481
Intersegment license revenues	21	6,073	197	(6,291)	—

Total license fees	58,233	15,244	1,295	(6,291)	68,481
Services	119,258	2,699	3,392		125,349
Intersegment service revenues	—	6,431	1,186	(7,617)	—

Total services	119,258	9,130	4,578	(7,617)	125,349

Total revenues	177,491	24,374	5,873	(13,908)	193,830
Total allocated costs and expenses before cost of restructure and amortization of customer lists and purchased technology	152,254	18,902	6,386	(13,908)	163,634

Operating income (loss) before cost of restructure and amortization of customer lists and purchased technology	25,237	5,472	(513)	—	30,196
Cost of restructure - 2003 Activity	1,285	—	—	—	1,285
Amortization of customer lists	—	—	500	—	500
Amortization of purchased technology	2,920	100	811	—	3,831

Operating income (loss) before unallocated costs	$21,032	$5,372	$(1,824)	$—	$24,580
Other unallocated expenses					(2,001)

Operating income after unallocated expenses					26,581
Interest income and expense and other, net (1)					6,270

Income before income taxes					32,851
Provision for income taxes					10,841

Net income					$22,010

Basic net income per share					$0.23

Shares used in computing basic net income per share					94,525

Diluted net income per share					$0.23
Shares used in computing diluted net income per share					97,437

(1)	Non-recurring gain in interest income and expense and other, net

Interest income and expense and other, net for the three and nine months ended September 30, 2003 includes a gain of approximately $3.2 million relating to the realization of a note receivable originally generated from the sale of our SLI Swiss subsidiaries.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(UNAUDITED)

	Infrastructure	iAnywhere	Financial		Consolidated
(In thousands, except per share data)	Platform Group	Solutions, Inc.	Fusion, Inc.	Eliminations	Total

Revenues:
License fees
Enterprise	$107,634	$742	$—	$—	$108,376
E-Business	29,810	—	—	—	29,810
Mobile and Embedded	18,133	24,104	—	—	42,237
E-Finance	1,177	—	1,733	—	2,910
Datawarehouse	9,919	—	—	—	9,919

Subtotal license fees	166,673	24,846	1,733	—	193,252
Intersegment license revenues	64	15,169	999	(16,232)	—

Total license fees	166,737	40,015	2,732	(16,232)	193,252
Services	358,925	7,417	7,815	—	374,157
Intersegment service revenues	3	19,097	3,470	(22,570)	—

Total services	358,928	26,514	11,285	(22,570)	374,157

Total revenues	525,665	66,529	14,017	(38,802)	567,409
Total allocated costs and expenses before cost of restructure and amortization of customer lists and purchased technology	459,494	53,417	17,917	(38,802)	492,026

Operating income (loss) before cost of restructure and amortization of customer lists and purchased technology	66,171	13,112	(3,900)	—	75,383
Cost of restructure - 2003 Activity	9,577	341	13	—	9,931
Amortization of customer lists	—	—	1,500	—	1,500
Amortization of purchased technology	8,759	233	2,434	—	11,426

Operating income (loss) before unallocated costs	$47,835	$12,538	$(7,847)	$—	$52,526
Other unallocated expenses					(9,107)

Operating income after unallocated expenses					61,633
Interest income and expense and other, net (1)					12,237

Income before income taxes					73,870
Provision for income taxes					24,327

Net income					$49,543

Basic net income per share					$0.53

Shares used in computing basic net income per share					94,223

Diluted net income per share					$0.51

Shares used in computing diluted net income per share					96,694

(1)	Non-recurring gain in interest income and expense and other, net

Interest income and expense and other, net for the three and nine months ended September 30, 2003 includes a gain of approximately $3.2 million relating to the realization of a note receivable originally generated from the sale of our SLI Swiss subsidiaries.

SYBASE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003
PRO FORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE,
AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Infrastructure	iAnywhere	Financial		Consolidated
(In thousands, except per share data)	Platform Group	Solutions, Inc.	Fusion, Inc.	Eliminations	Total

Revenues:
License fees
Enterprise	$38,459	$11	$—	$—	$38,470
E-Business	9,224	—	—	—	9,224
Mobile and Embedded	7,208	9,160	—	—	16,368
E-Finance	236	—	1,098	—	1,334
Datawarehouse	3,085	—	—	—	3,085

Subtotal license fees	58,212	9,171	1,098	—	68,481
Intersegment license revenues	21	6,073	197	(6,291)	—

Total license fees	58,233	15,244	1,295	(6,291)	68,481
Services	119,258	2,699	3,392	—	125,349
Intersegment service revenues	—	6,431	1,186	(7,617)	—

Total services	119,258	9,130	4,578	(7,617)	125,349

Total revenues	177,491	24,374	5,873	(13,908)	193,830
Total allocated costs and expenses	152,254	18,902	6,386	(13,908)	163,634

Operating income (loss) before unallocated expenses	$25,237	$5,472	$(513)	$—	$30,196
Other unallocated expenses					(2,681)

Operating income after unallocated expenses					32,877
Interest income and expense and other, net (1)					6,270

Income before income taxes					39,147
Provision for income taxes					11,940

Net income					$27,207

Basic net income per share					$0.29

Shares used in computing basic net income per share					94,525

Diluted net income per share					$0.28

Shares used in computing diluted net income per share					97,437

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., and AvantGo Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

(1)	Non-recurring gain in interest income and expense and other, net

Interest income and expense and other, net for the three and nine months ended September 30, 2003 includes a gain of approximately $3.2 million relating to the realization of a note receivable originally generated from the sale of our SLI Swiss subsidiaries.

SYBASE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
PRO FORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE,
AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Infrastructure	iAnywhere	Financial		Consolidated
(In thousands, except per share data)	Platform Group	Solutions, Inc.	Fusion, Inc.	Eliminations	Total

Revenues:
License fees
Enterprise	$107,634	$742	$—	$—	$108,376
E-Business	29,810	—	—	—	29,810
Mobile and Embedded	18,133	24,104	—	—	42,237
E-Finance	1,177	—	1,733	—	2,910
Datawarehouse	9,919	—	—	—	9,919

Subtotal license fees	166,673	24,846	1,733	—	193,252
Intersegment license revenues	64	15,169	999	(16,232)	—

Total license fees	166,737	40,015	2,732	(16,232)	193,252
Services	358,925	7,417	7,815	—	374,157
Intersegment service revenues	3	19,097	3,470	(22,570)	—

Total services	358,928	26,514	11,285	(22,570)	374,157

Total revenues	525,665	66,529	14,017	(38,802)	567,409
Total allocated costs and expenses	459,494	53,417	17,917	(38,802)	492,026

Operating income (loss) before unallocated expenses	$66,171	$13,112	$(3,900)	$—	$75,383
Other unallocated expenses					(10,277)

Operating income after unallocated expenses					85,660
Interest income and expense and other, net (1)					12,237

Income before income taxes					97,897
Provision for income taxes					31,327

Net income					$66,570

Basic net income per share					$0.71

Shares used in computing basic net income per share					94,223

Diluted net income per share					$0.69

Shares used in computing diluted net income per share					96,694

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., and AvantGo Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

(1)	Non-recurring gain in interest income and expense and other, net

Interest income and expense and other, net for the three and nine months ended September 30, 2003 includes a gain of approximately $3.2 million relating to the realization of a note receivable originally generated from the sale of our SLI Swiss subsidiaries.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended
	September 30
(Dollars in thousands)	2003	2002

Cash and cash equivalents, beginning of year	$231,267	$222,793
Cash flows from operating activities:
Net income (loss)	49,543	(84,892)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	63,208	61,070
Write-off of assets in restructuring	379	—
Gain on disposal of assets	(263)	(3,126)
Cumulative effect of an accounting change	—	132,450
Deferred income taxes	(3,959)	(3,859)
Amortization of deferred stock-based compensation	2,083	1,490
Changes in assets and liabilities:
Accounts receivable	67,593	58,562
Other current assets	1,337	3,833
Accounts payable	(1,907)	(34)
Accrued compensation and related expenses	(5,960)	(13,092)
Accrued income taxes	8,483	17,820
Other accrued liabilities	(28,663)	(34,382)
Deferred revenues	(8,276)	(15,302)
Other liabilities	3,484	3,637

Net cash provided by operating activities	147,082	124,175
Cash flows from investing activities:
(Increase) Decrease in restricted cash	1,203	(496)
Purchases of available-for-sale cash investments	(186,129)	(174,584)
Maturities of available-for-sale cash investments	137,907	40,613
Sales of available-for-sale cash investments	45,162	143,699
Business combinations, net of cash acquired	(13,900)	(1,973)
Purchases of property, equipment and improvements	(26,043)	(33,805)
Proceeds from sale of fixed assets	152	1,001
Capitalized software development costs	(22,812)	(24,880)
(Increase) Decrease in other assets	(184)	1,212

Net cash used for investing activities	(64,644)	(49,213)
Cash flows from financing activities:
Net proceeds from the issuance of common stock and reissuance of treasury stock	33,315	21,307
Purchases of treasury stock	(30,883)	(79,042)

Net cash provided by (used for) financing activities	2,432	(57,735)
Effect of exchange rate changes on cash	23,159	11,135

Net increase in cash and cash equivalents	108,029	28,362

Cash and cash equivalents, end of period	339,296	251,155
Cash investments, end of period	158,869	111,868

Total cash, cash equivalents and cash investments, end of period	$498,165	$363,023